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                                                                    Exhibit 23.2


                              ARTHUR ANDERSEN LLP

                    CONSENT OF INDEPENDENT PUBLIC ACOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement File No. 333-60925 of our report dated March 23, 1998 on the Eagle Research Corporation financial statements which report is included in Marcum Natural Gas Services, Inc.'s Form 8-K/A as filed on July 16, 1998.




/s/ ARTHUR ANDERSEN LLP

Philadelphia, Pennsylvania
September 3, 1998